UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                  Date of Event Requiring Report: September 30, 2003
                                                  ------------------



                           SATELLITE ENTERPRISES CORP.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


           Nevada                       000-26607               88-0390828
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                         Identification No.)


                     7601 North Federal Highway, Suite 140B
                            Boca Raton, Florida 33487
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                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (954) 343-7061
                                                         ------------------


           -----------------------------------------------------------
          (Former name or former address, if changes since last report)


ITEM  1.  CHANGES IN CONTROL OF REGISTRANT.

     Not applicable.


ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Not applicable.


ITEM  3.  BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.


ITEM  4.  CHANGES IN REGISTRANT'S CERTIFIYING ACCOUNTANTS.

     Not applicable.


ITEM  5.  OTHER EVENTS.

     On September 30, 2003, the Registrant appointed Mr. Steve Mannen its Chairman of the Board as its new President and CEO and accepted the resignation of Mr. Fred de Vries as its President, CEO and member of the Board of Directors and of Mr. Renato Mariani as its Executive Vice President and Chief Marketing Officer. Mr. Mannen, a resident of the Netherlands, is the President of Satellite Newspapers Worldwide, N.V.

     With the resignation of Mr. DeVries from the board of directors, the current Board of Directors of the Registrant consists of Mr. Mannen and Attorney Niels Reijers, who resides in the Netherlands and is the CFO of Satellite Newspapers Worldwide, N.V.

     The Registrants current officers consist of Mr. Mannen as its President and CEO, and Attorney Jerry Gruenbaum, the Registrant's General and Securities Counsel who continues as its Corporate Secretary.


ITEM  6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     On September 30, 2003, the Registrant accepted the resignation of Mr. Fred de Vries as its President, CEO and member of the Board of Directors.


ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Not applicable.


ITEM  8.  CHANGE  IN  FISCAL  YEAR.

     Not applicable.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 30, 2003                          Satellite Enterprises Corp.
       -------------------                         ----------------------------
                                                   (Registrant)

                                                    /s/  Steve Mannen
                                                   ----------------------------
                                                     Steve Mannen, Interim CEO


                                                    /s/  Jerry Gruenbaum
                                                   ----------------------------
                                                     Jerry Gruenbaum, Secretary